      As filed with the Securities and Exchange Commission on February 25, 2000.



                                                      Registration No. 333-66303




                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549




                                    FORM S-6



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                         POST-EFFECTIVE AMENDMENT NO. 2



                            SEPARATE ACCOUNT THREE OF



               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                           (Exact name of Registrant)



               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                               (Name of Depositor)



                             500 N. Woodward Avenue



                        Bloomfield Hills, Michigan 48304



              (Address of Depositor's Principal Executive Offices)



                               James D. Gallagher



                            Vice President, Secretary



                               and General Counsel



                    The Manufacturers Life Insurance Company



                                   of America



                                73 Tremont Street



                                Boston, MA 02108



                     (Name and Address of Agent for Service)



                                    Copy to:



                              J. Sumner Jones, Esq.



                              Jones & Blouch L.L.P.



                        1025 Thomas Jefferson Street, NW



                              Washington, DC 20007



It is proposed that this filing will become effective:



----  immediately upon filing pursuant to paragraph (b) of Rule 485



----  on [date] pursuant to paragraph (b) of Rule 485



----  60 days after filing pursuant to paragraph (a)(1) of Rule 485



X     on May 1, 2000 pursuant to paragraph (a)(1) of Rule 485
----



----  75 days after filing pursuant to paragraph (a)(2) of Rule 485

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America
                       Registration Statement on Form S-6
                              Cross-Reference Sheet



FORM
----



N-8B-2
------



ITEM NO. CAPTION IN PROSPECTUS
-------  ----------------------



1        Cover Page; General Information About Manufacturers (Separate Account
         Three)



2 Cover Page; General Information About Manufacturers (Manufacturers Life of America)



3        *



4        Other Information (Distribution of the Policy)



5        General Information About Manufacturers Life (Separate Account Three)



6        General Information About Manufacturers (Separate Account Three)



7        *



8        *



9        Other Information (Litigation)



10 Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information



11       General Information About Manufacturers (Manufacturers Investment
         Trust)



12       General Information About Manufacturers (Manufacturers Investment
         Trust)



13       Charges and Deductions



14 Issuing A Policy; Other Information (Responsibilities Assumed By Manufacturers Life)



15       Issuing A Policy



16       General Information About Manufacturers (Manufacturers Investment
         Trust)



17       Policy Surrender and Partial Withdrawals



18       General Information About Manufacturers



19 Other Information (Reports to Policyholders; Responsibilities Assumed By Manufacturers Life)



20       *



21       Policy Loans

22       *



23       **



24       Other Provisions of the Policy



25       General Information About Manufacturers (Manufacturers Life of America)



26       *



27       General Information About Manufacturers (Manufacturers Life of America)



28       Other Information (Officers and Directors)



29       General Information About Manufacturers (Manufacturers Life of America)



30       *



31       *



32       *



33       *



34       *



35 General Information About Manufacturers (Manufacturers Life of America); Other Information (Distribution of the Policies)



36       *



37       *



38 Other Information (Distribution of the Policies; Responsibilities of Manufacturers Life)



39       Other Information (Distribution of the Policies)



40       *



41       Other Information (Distribution of the Policies)



42       Other Information (Distribution of the Policies)



43       *



44       Policy Values --Determination of Policy Value; Units and Unit Values)


45       *



46 Policy Surrender and Partial Withdrawals; Other Information -- Payment of Proceeds)



47       General Information About Manufacturers (Manufacturers Investment
         Trust)

48       *



49       *



50       General Information About Manufacturers



51 Issuing a Policy; Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Policy Provisions



52       Other Information (Substitution of Portfolio Shares)



53 General Information About Manufacturers (Separate Account Three); Tax Treatment of the Policy



54       *



55       *



56       *



57       *



58       *



59       Financial Statements



*  Omitted since answer is negative or item is not applicable.



**Omitted.

                                PROSPECTUSES FOR



                                   VENTURE(R)

                                  SURVIVORSHIP
                                       VUL


                               A FLEXIBLE PREMIUM
                   SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY


                                    Issued by

               The Manufacturers Life Insurance Company of America

                                     And for

                         Manufacturers Investment Trust










                              Printed May __, 2000







                               MANULIFE FINANCIAL

PROSPECTUS


SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA




                            VENTURE SURVIVORSHIP VUL

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY

This prospectus describes Survivorship VUL, a flexible premium survivorship variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company" or "Manufacturers Life Of America"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life").

The Policy is designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value, and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs.

The Policy provides for:

(1) a Net Cash Surrender Value that can be obtained by surrendering the Policy;

(2) policy loans and partial withdrawals; and

(3) an insurance benefit payable at the death of the last-to-die of the Lives Insured.

Unless the No-Lapse Guarantee is in effect, the Policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover charges assessed against the Policy. If the No-Lapse Guarantee is in effect, the Policy will remain in force as long as the No-Lapse Guarantee Cumulative Premium Test has been met.


Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account") to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios. The Portfolios available for allocation of Net Premiums are shown in the Policy Summary under "Investment Options and Investment Advisers." Other sub-accounts and Portfolios may be added in the future.


BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. ALSO, PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The Manufacturers Life Insurance Company of America
                            500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                  THE DATE OF THIS PROSPECTUS IS MAY __, 2000.

                      [This page intentionally left blank]

TABLE OF CONTENTS


COVER PAGE
TABLE OF CONTENTS
DEFINITIONS
POLICY SUMMARY
  General.......................................................................     4
  Death Benefits................................................................     4
  Premiums......................................................................     4
  Policy Value..................................................................     4
  Policy Loans..................................................................     4
  Surrender and Partial Withdrawals.............................................     4
  Lapse and Reinstatement.......................................................     4
  Charges and Deductions........................................................     5
  Investment Options and Investment Subadvisers.................................     5
  Investment Management Fees and Expenses.......................................     5
  Table of Charges and Deductions...............................................     6
  Table of Investment Management Fees and Expenses..............................     7
  Table of Investment Options and Investment Advisers...........................     9

GENERAL INFORMATION ABOUT MANUFACTURERS
  Manufacturers Life of America.................................................    10
  Separate Account Three........................................................    10
  Manufacturers Investment Trust................................................    11
  Investment Objectives of the Portfolios.......................................    11

ISSUING A POLICY
  Requirements..................................................................    14
  Temporary Insurance Agreement.................................................    15
  Right to Examine the Policy...................................................    15

DEATH BENEFITS
  Life Insurance Qualification..................................................    16
  Death Benefit Options.........................................................    17
  Changing the Face Amount......................................................    18

PREMIUM PAYMENTS
  Initial Premiums..............................................................    18
  Subsequent Premiums...........................................................    19
  Maximum Premium Limitation....................................................    19
  Premium Allocation............................................................    19

CHARGES AND DEDUCTIONS
  Amount Deducted from Premium..................................................    19
  Surrender Charges.............................................................    19
  Monthly Charges...............................................................    23
  Charges for Transfers.........................................................    24
  Reduction in Charges..........................................................    24


SPECIAL PROVISIONS FOR EXCHANGES

COMPANY TAX CONSIDERATIONS

POLICY VALUE
  Determination of the Policy Value.............................................    25
  Units and Unit Values.........................................................    26
  Transfers of Policy Value.....................................................    26

POLICY LOANS
  Effect of Policy Loan.........................................................    28
  Interest Charged on Policy Loans..............................................    28
  Loan Account..................................................................    28

POLICY SURRENDER AND PARTIAL WITHDRAWALS
  Policy Surrender..............................................................    29
  Partial Withdrawals...........................................................    29
LAPSE AND REINSTATEMENT
  Lapse.........................................................................    29
  No-Lapse Guarantee............................................................    29
  No-Lapse Guarantee Cumulative Premium Test....................................    30
  Reinstatement.................................................................    30
THE GENERAL ACCOUNT
  Fixed Account.................................................................    31
OTHER PROVISIONS OF THE POLICY
  Policyowner Rights............................................................    32
  Beneficiary...................................................................    32
  Incontestability..............................................................    32
  Misstatement of Age or Sex....................................................    32
  Suicide Exclusion.............................................................    33
  Supplementary Benefits........................................................    33
TAX TREATMENT OF THE POLICY
  Life Insurance Qualification..................................................    34
  Tax Treatment of Policy Benefits..............................................    35
  Alternate Minimum Tax.........................................................    39
  Income Tax Reporting..........................................................    39
OTHER INFORMATION
  Payment of Proceeds...........................................................    39
  Reports to Policyowners.......................................................    40
  Distribution of the Policies..................................................    40
  Responsibilities of Manufacturers Life........................................    40
  Voting Rights.................................................................    41
  Substitution of Portfolio Shares..............................................    41
  Records and Accounts..........................................................    41
  State Regulations.............................................................    42
  Litigation....................................................................    42
  Independent Auditors..........................................................    42
  Further Information...........................................................    42
  Officers and Directors........................................................    42
  Year 2000 Issues..............................................................    42
  Optional Term Rider...........................................................    42
  Illustrations.................................................................    45
  Financial Statements..........................................................   F-1
  Appendix A -- Sample Illustrations of Policy Values,
  Cash Surrender Values and Death Benefits......................................   A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for any of the Lives Insured who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age

on any date is each of the Lives Insured's age on their birthday closest to the policy date.

Attained Age

is the Age plus the number of whole years that have elapsed since the Policy
Date.

Business Day

is any day that the New York Stock Exchange is open for trading. The net asset value of the underlying shares of a Sub-Account will be determined as of the end of each Business Day. The Company will deem each Business Day to end at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date

is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Gross Withdrawal

is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the last-to-die of the Lives Insured.

Lives Insured

are the persons whose lives are insured under this policy. References to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Net Cash Surrender Value

is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less any amounts deducted from the premium. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee

When the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period


is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) [ten][twenty] years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.


No-Lapse Guarantee Premium

is set at issue and is recalculated whenever there is a policy change.

No-Lapse Guarantee Cumulative Premium

is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount will change if any of the following changes occur under the
Policy:

- the face amount of insurance changes.

- a Supplementary Benefit is added, changed or terminated.

- the risk classification of any of the Lives Insured changes because of a change in smoking status.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

- the Death Benefit Option Changes.

No-Lapse Guarantee Cumulative Premium Test

is a test that is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date

is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

(a) is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d) is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Issue Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

POLICY SUMMARY

GENERAL

The Policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states.

DEATH BENEFITS

The Policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. The policyowner may change the death benefit option and increase or decrease the Face Amount.


[Optional Term Rider



The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.]


PREMIUMS

Premium payments may be made at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manufacturers Life of America's Separate Account Three. Allocation instructions may be changed at any time and transfers among the accounts may be made.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

POLICY LOANS

The policyowner may borrow against the Cash Surrender Value of the Policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

The policyowner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee is in effect, a Policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policyowner. If the No-Lapse Guarantee is in effect, the Policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A lapsed Policy may be reinstated by the policyowner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the Policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

The Company assesses certain charges and deductions in connection with the Policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) amounts deducted from premiums paid (iii) and charges assessed on surrender or lapse. These charges are summarized in the Table of Charges and Deductions.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS


Net Premiums may be allocated to the general account or to one or more of the sub-accounts of Manufacturers Life of America's Separate Account Three. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


INVESTMENT MANAGEMENT FEES AND EXPENSES

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS

Amount Deducted from Premium     7.50% of each premium paid.
Surrender Charges                A Surrender Charge is applicable during the
                                 first 15 Policy Years. The Surrender Charge is
                                 determined by the following formula:

                                 Surrender Charge = (Surrender Charge Rate) x
                                 (Grading Percentage)

                                 The Grading Percentage is based on the issue age of the youngest insured and the policy year in which the transaction causing the assessment of the charge occurs and is set forth in the table under "Surrender Charges."

                                 The Surrender Charge Rate is calculated as follows:

                                 Surrender Charge Rate = (Factor) x (Surrender
                                 Face Amount / 1000) + (82.5%) x


                                 (Surrender Charge Premium)

                                 The Surrender Charge Premium is the lesser of:

                                 (a) the premiums paid during the first policy year;

                                 (b) the premium amount used to measure the maximum Surrender Charge under the Policy;

                                 (c) the net level annual premium required to provide level insurance to attained age 100 of the younger insured based on guaranteed monthly mortality charges and an interest rate of 4%;
                                 and

                                 (d) $60 per $1000 of Face Amount.

                                 A portion of this charge may be assessed on a partial withdrawal, as set forth under "Charges and Deductions -- Surrender Charges on a
                                 Partial Withdrawal."

Monthly Deductions               An administration charge of $30 plus $0.08 per
                                 $1,000 of current face amount per policy month
                                 will be deducted in the first policy year. In
                                 subsequent years, the administration charge
                                 will not exceed $15 plus $0.02 per $1,000 of
                                 current Face Amount per policy month.

                                 The cost of insurance charge.

                                 Any additional charges for supplementary benefits.

                                 A mortality and expense risks charge. This charge varies by Policy Year as follows:


                                              CURRENT AND
                                               GUARANTEED     EQUIVALENT
                                                 MONTHLY        ANNUAL
                                                MORTALITY     MORTALITY AND
                                               AND EXPENSE      EXPENSE
                                               RISKS CHARGE    RISK CHARGE
--------------------------------------------------------------------------------
 POLICY YEARS
1-20..........................................     0.063%         0.75%

21+...........................................     0.033%         0.40%


             All of the above charges are deducted from the Net Policy Value.

Loan Charges                            A fixed loan interest rate of 5.25%.
                                        Interest credited to amounts in the Loan
                                        Account will be equal to the 5.25% rate
                                        charged to the loan less the current and maximum loan spread of 1.25%.

Transfer Charge                         A charge of $25 per transfer for each
                                        transfer in excess of 12 in a Policy
                                        Year.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES


                              TRUST ANNUAL EXPENSES

      (as a percentage of Trust average net assets as of fiscal year ended

                               December 31, 1999)
--------------------------------------------------------------------------------

                                                                                          TOTAL TRUST
                                                              OTHER EXPENSES            ANNUAL EXPENSES
                                           MANAGEMENT          (AFTER EXPENSE            (AFTER EXPENSE
TRUST PORTFOLIO                               FEES            REIMBURSEMENT)             REIMBURSEMENT)
-------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets........       0.850%                0.260%                     1.110%
Science & Technology................       1.100%                0.060%                     1.160%
International Small Cap.............       1.100%                0.270%                     1.370%
Aggressive Growth...................       1.000%(F)             0.130%                     1.130%
Emerging Small Company..............       1.050%                0.070%                     1.120%
Small Company Blend.................       1.050%                0.250%(A)                  1.300%(E)
Mid Cap Growth......................       0.950%(F)             0.070%                     1.020%
Mid Cap Stock.......................       0.925%                0.100%(A)                  1.025%(E)
Overseas............................       0.950%                0.260%                     1.210%
International Stock.................       1.050%                0.200%                     1.250%
International Value.................       1.000%                0.230%(A)                  1.230%(E)
Mid Cap Blend.......................       0.850%(F)             0.060%                     0.910%
Small Company Value.................       1.050%                0.170%                     1.220%
Global Equity.......................       0.900%                0.160%                     1.060%
Growth..............................       0.850%                0.050%                     0.900%
Large Cap Growth....................       0.875%(F)             0.100%                     0.975%
Quantitative Equity.................       0.700%                0.060%                     0.760%
Blue Chip Growth....................       0.875%(F)             0.050%                     0.925%
Real Estate Securities..............       0.700%                0.070%                     0.770%
Value...............................       0.800%                0.070%                     0.870%
Equity Index........................       %                       %(G)                       %(G)
Growth & Income.....................       0.750%                0.050%                     0.800%
U.S. Large Cap Value................       0.875%                0.070%(A)                  0.945%(E)
Equity-Income.......................       0.875%(F)             0.060%                     0.935%
Income & Value......................       0.800%(F)             0.080%                     0.880%
Balanced............................       0.800%                0.070%                     0.870%
High Yield..........................       0.775%                0.065%                     0.840%
Strategic Bond......................       0.775%                0.095%                     0.870%
Global Bond.........................       0.800%                0.180%                     0.980%
Total Return........................       0.775%                0.060%(A)                  0.835%(E)
Investment Quality Bond.............       0.650%                0.120%                     0.770%
Diversified Bond....................       0.750%                0.090%                     0.840%
U.S. Government Securities..........       0.650%                0.070%                     0.720%
Money Market........................       0.500%                0.050%                     0.550%
Lifestyle Aggressive 1000(D)........       0.075%                1.060%(B)                  1.135%(C)
Lifestyle Growth 820(D).............       0.057%                0.990%(B)                  1.047%(C)
Lifestyle Balanced 640(D)...........       0.057%                0.910%(B)                  0.967%(C)
Lifestyle Moderate 460(D)...........       0.066%                0.860%(B)                  0.926%(C)
Lifestyle Conservative 280(D).......       0.075%                0.780%(B)                  0.855%(C)



(A) Based on estimates of payments to be made during the current fiscal year.



(B) Reflects expenses of the Underlying Portfolios.



(C) The investment adviser to the Trust, The Manufacturers Securities Services, LLC ("MSS" or "the Adviser"), has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as noted below. This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be 0.03% higher, except for the Lifestyle Conservative 280 Trust, which would be 0.04% higher (based on current advisory fees and Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1999) as noted in the chart below:

                                            MANAGEMENT             OTHER               TOTAL TRUST
TRUST PORTFOLIO                                FEES              EXPENSES            ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........            0.075%           1.090%                1.165%
Lifestyle Growth 820................            0.057%           1.030%                1.087%
Lifestyle Balanced 640..............            0.057%           0.940%                0.997%
Lifestyle Moderate 460..............            0.066%           0.900%                0.966%
Lifestyle Conservative 280..........            0.075%           0.810%                0.885%



If total expenses of a Lifestyle Trust (absent reimbursement) exceed .075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust including the advisory fee but excluding: (a) the expenses of the underlying portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser.



(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.


(E) Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999.

(F) Management Fees changed effective May 1,
1999. Fees shown are the current management fees.



(G) Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceeds an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by the Adviser on 30 days' notice to the Trust. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.



TABLE OF INVESTMENT OPTIONS AND INVESTMENT ADVISERS


MSS is the investment adviser to the Trust. The Trust currently has sixteen subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of Manufacturers Life Insurance Company of America.



SUBADVISER                                     PORTFOLIO
A I M Capital Management, Inc.                 Mid Cap Growth Trust
                                               Aggressive Growth Trust

AXA Rosenberg Investment Management            Small Company Value Trust

Capital Guardian Trust Company                 Small Company Blend Trust
                                               U.S. Large Cap Value  Trust
                                               Income & Value Trust
                                               Diversified Bond Trust

Fidelity Management Trust Company              Mid Cap Blend Trust
                                               Large Cap Growth Trust
                                               Overseas Trust

Founders Asset Management LLC                  International Small Cap Trust
                                               Balanced Trust

Franklin Advisers, Inc.                        Emerging Small Company Trust

Manufacturers Adviser Corporation             Pacific Rim Emerging Markets Trust
                                              Quantitative Equity Trust
                                              Real Estate Securities Trust
                                              Equity Index Trust
                                              Money Market Trust
                                              Lifestyle Trusts (A)

Miller Anderson & Sherrerd, LLP               Value Trust
                                              High Yield Trust

Morgan Stanley Asset Management Inc.          Global Equity Trust

Pacific Investment Management Company         Global Bond Trust
                                              Total Return Trust

Rowe Price-Fleming International, Inc.        International Stock Trust

Salomon Brothers Asset Management Inc         U.S. Government Securities Trust
                                              Strategic Bond Trust

State Street Global Advisors                  Growth Trust
                                              Lifestyle Trusts (A)

T. Rowe Price Associates, Inc.                Science & Technology Trust
                                              Blue Chip Growth Trust
                                              Equity-Income Trust
Templeton Investment Counsel, Inc.            International Value Trust

Wellington Management Company, LLP            Growth & Income Trust
                                              Investment Quality Bond Trust
                                              Mid Cap Stock Trust



(A) State Street Global Advisors provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.


Each of the Trust's Subadvisers, except Capital Guardian Trust Company, Fidelity Management Trust Company and State Street Global Advisors, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

GENERAL INFORMATION ABOUT MANUFACTURERS

MANUFACTURERS LIFE OF AMERICA


The Manufacturers Life Insurance Company of America ("Manufacturers Life of America") is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Its ultimate parent entity is Manulife Financial Corporation ("MFC"), based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of it's affiliated companies guarantees the investment performance of the Separate Account.



RATINGS


Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies:

Standard and Poor's Insurance Ratings Service:   AA+ (for financial strength)

A.M. Best Company:                               A++ (for financial strength)
Duff & Phelps Credit Rating Co.:                 AAA (for claims paying ability)
Moody's Investors Service, Inc.:                 Aa2 (for financial strength)


These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.


SEPARATE ACCOUNT THREE

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

Assets of the Separate Account

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

Registration

The Separate Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

MANUFACTURERS INVESTMENT TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

Eligible Portfolios

The Portfolios of Manufacturers Investment Trust available under the Policies are as follows:

The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

The AGGRESSIVE GROWTH TRUST (formerly, the Pilgrim Baxter Growth Trust) seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.


The EMERGING SMALL COMPANY TRUST (formerly, the Emerging Growth Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.



The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.


The MID CAP GROWTH TRUST (formerly, the Small/Mid Cap Trust) seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of companies with market capitalizations that approximately match the range of capitalization of the Wilshire Mid Cap 750 Index.

The OVERSEAS TRUST (formerly, the International Growth & Income Trust) seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolios' assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). The portfolios expects to invest primarily in equity securities.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

The MID CAP BLEND TRUST (formerly, the Equity Trust) seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

The LARGE CAP GROWTH TRUST (formerly, the Aggressive Asset Allocation Trust) seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.


The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.


The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST (formerly, the Moderate Asset Allocation Trust) seeks the balanced accomplishment of (a) conservation of principal and (b) long-tem growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed-income securities.

The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The GLOBAL BOND TRUST (formerly, the Global Government Bond Trust) seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six- year time frame based on PIMCO's forecast for interest rates.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The DIVERSIFIED BOND TRUST (formerly, the Conservative Asset Allocation Trust) seeks high total return as is consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed-income securities.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

ISSUING A POLICY

REQUIREMENTS
To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex and/or smoking status, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions). The Issue Date is the date from which the Suicide and Validity provisions of the Policy are determined and is the expected date of actual delivery of the Policy to the policyowner. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the Policy issuance. The Policy Date is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application is accompanied by a check for the initial premium and the application is accepted:

(i) the Policy Date will be the date the application and check were received at the Service Office (unless a special Policy Date is requested (See "Backdating a Policy" below));

(ii) the Effective Date will be the date the Company's underwriters approve issuance of the Policy; and

(iii)    the Issue Date will be the date the Company issues the Policy.

If an application accepted by the Company is not accompanied by a check for the initial premium:

(i) the Policy Date will be the date the Company issues the Policy (unless a special Policy Date is requested (See "Backdating a Policy" below);

(ii) the Effective Date will be the date the Service Office receives the initial premium; and

(iii)    the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Policy Date. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT
Manufacturers Life of America will generally issue a Policy only if it has a Face Amount of at least $250,000.

BACKDATING A POLICY
Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

TEMPORARY INSURANCE AGREEMENT
In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional rating assigned to it.

RIGHT TO EXAMINE THE POLICY
A Policy may be returned for a refund within 10 days after it is received. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund in full the payment made.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

DEATH BENEFITS
If the Policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

LIFE INSURANCE QUALIFICATION
This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

GUIDELINE PREMIUM TEST
The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

- A change in the policy's Face Amount.

- A change in the death benefit option.

- Partial Withdrawals.

- Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policyowner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

MINIMUM DEATH BENEFIT
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.

TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES

    ATTAINED AGE                                                 APPLICABLE PERCENTAGE
    -----------------------------------------------------------  ---------------------
    40 and under..............................................             250%
    45........................................................             215%
    50........................................................             185%
    55........................................................             150%
    60........................................................             130%
    65........................................................             120%
    70........................................................             115%
    75........................................................             105%
    90........................................................             105%
    95 and above..............................................             100%

To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by reducing the values proportionately

DEATH BENEFIT OPTIONS
There are two death benefit options, described below.

DEATH BENEFIT OPTION 1
Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2
Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION
The death benefit option may be changed on the first day of any policy month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2
The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The Policy will not be assessed a Surrender Charge for a reduction in Face Amount solely due to a change in the death benefit option.

CHANGE FROM OPTION 2 TO OPTION 1
The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT
Subject to the limitations stated in this Prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT
Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manufacturers Life of America approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds' Attained Ages at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE
An increase in face amount will usually result in the Policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have free look right with respect to any increase resulting in new surrender charges.

An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES
If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASE IN FACE AMOUNT
Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manufacturers Life of America approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

PREMIUM PAYMENTS

INITIAL PREMIUMS
No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS
After the payment of the initial premium, premiums may be paid at any time and in any amount until the youngest of the Lives Insured has reached Attained Age 100, or the date such person would have reached Attained Age 100, if living, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manufacturers Life of America will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

AMOUNT DEDUCTED FROM PREMIUM

Manufacturers Life of America deducts an amount from each premium payment, equal to 7.50% of the premium.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:

-        the Policy is surrendered for its Net Cash Surrender Value,

- a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount), or

-        the Policy lapses.

SURRENDER CHARGE CALCULATION
The Surrender Charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

Surrender Charge Rate (the calculation is also described in words below)

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

DEFINITIONS OF THE FORMULA FACTORS ABOVE
Surrender Face Amount
If the Face Amount at the time of surrender is equal to or less than the initial Face Amount, then the Surrender Face Amount is equal to the Face Amount at the time of surrender. However, if the Face Amount has increased, then the surrender charge is calculated separately on (a) the initial Face Amount and (b) on the amount of Face Amount above the initial Face Amount. In the case of (a), the Surrender Face Amount is equal to the initial Face Amount and in the case of (b) the Surrender Face Amount is equal to the Face Amount above the initial Face Amount.

The Factor is set forth in the following chart:

ISSUE AGE                                                                  FACTOR
-------------------------------------------------------------------------  ------
38 or younger.........................................................      3.75
39....................................................................      4.25
40....................................................................      4.75
41....................................................................      5.25
42....................................................................      5.75
43....................................................................      6.25
44....................................................................      6.75
45....................................................................      7.25
46....................................................................      7.75
47....................................................................      8.25
48 or older...........................................................      8.50

The Surrender Charge Premium is the lesser of:

(a)      the premiums paid during the first policy year;

(b) the premium amount used to measure the maximum Surrender Charge under the Policy;

(c) the net level annual premium ("Net Level Premium") required to provide level insurance to attained age 100 of the younger insured based on guaranteed maximum mortality charges and an interest rate of 4%; and

(d)      $60 per $1000 of Face Amount.

Grading Percentage

The grading percentage is based on the issue age of the youngest insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                                                                               SURRENDER CHARGE GRADING PERCENTAGE
                                                                 --------------------------------------------------------------
ISSUE AGES OF YOUNGER INSURED                                      0-75        76         77         78        79        80+
---------------------------------------------------------------  ---------  ---------  ---------  --------  ---------  --------
Policy Year 1...............................................        93%        92%        92%        91%       90%       90%
Policy Year 2...............................................        86%        85%        84%        83%       81%       80%
Policy Year 3...............................................        80%        78%        76%        75%       72%       70%
Policy Year 4...............................................        73%        71%        69%        66%       63%       60%
Policy Year 5...............................................        66%        64%        61%        58%       54%       50%
Policy Year 6...............................................        60%        57%        53%        50%       45%       40%
Policy Year 7...............................................        53%        50%        46%        41%       36%       30%
Policy Year 8...............................................        46%        42%        38%        33%       27%       20%
Policy Year 9...............................................        40%        35%        30%        25%       18%       10%
Policy Year 10..............................................        33%        28%        23%        16%        9%        0%
Policy Year 11..............................................        26%        21%        15%         8%        0%
Policy Year 12..............................................        20%        14%         7%         0%
Policy Year 13..............................................        13%         7%         0%
Policy Year 14..............................................         6%         0%
Policy Year 15..............................................         0%

Formulas Described in Words

    Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 15 years.

    Surrender Charge Rate

The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals the Factor multiplied by the Surrender Face Amount divided by 1000 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation

    Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)

-        Policy issued 7 years ago

- $904 in premiums have been paid on the Policy in equal annual installments over the 7 year period

- the premium amount used to measure the maximum Surrender Charge under the Policy is $2,188

-        Net Level Premium for the Policy is $2,541

- Face Amount of the Policy is $250,000 o Policy is surrendered during the last month of the seventh policy year

    Surrender Charge

The Surrender Charge to be assessed would be $1,025, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

    1933.30 = (4.75) x ($250,000 / 1000) + (82.5%) x (904)

    The Surrender Charge Rate is equal to 1933.30.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

    $1,025 = (1933.30) x (53%)

    The Surrender Charge is equal to $1,025.

The following calculation illustrates the maximum Surrender Charge that would be payable on a Policy under the assumptions set forth below.

Illustration of Maximum Surrender Charge Calculation

    Assumptions

- 50 year old male and 40 year old female (standard risks and nonsmoker status)

-        Policy issued 7 years ago

- $2,188 in premiums have been paid on the Policy in equal annual installments over the 7 year period

- the premium amount used to measure the maximum Surrender Charge under the Policy is $2,188

-        Net Level Premium for the Policy is $2,541

-        Face Amount of the Policy is $250,000

-        Policy is surrendered during the last month of the seventh policy year

    Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $1,586, determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (Factor) x (Surrender Face Amount / 1000) + (82.5%) x (Surrender Charge Premium)

    2,992.60 = (4.75) x ($250,000 / 1000) + (82.5%) x (2,188)

    The Surrender Charge Rate is equal to 2,992.60.

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

Surrender Charge = (Surrender Charge Rate) x (Grading Percentage)

    $1,586 = (2992.60) x (53%)

    The maximum Surrender Charge payable on the Policy is equal to $1,586.

Depending upon the Face Amount of the Policy, the age of the youngest insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

Manufacturers Life of America may reduce the surrender charge as described above on policies where the anticipated annual premium is $100,000 or greater and the Policy is issued as part of an employer sponsored split dollar or keyman arrangement; 80% of the Surrender Charge will be waived during the first year of the Policy, 60% during the second year and 40% during the third year. The full Surrender Charge will be imposed if the surrender takes place in a fourth or subsequent Policy Year.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL
A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

WITHDRAWAL TIER AMOUNT
The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as at the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the youngest of the Lives Insured reaches Attained Age 100, or the date such person would have reached Attained Age 100, if living. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

(i)      a monthly administration charge;
(ii)     a monthly charge for the cost of insurance;
(iii)    a monthly mortality and expense risk charge;
(iv)     a monthly charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.

ADMINISTRATION CHARGE
This charge will be equal to $30 plus $0.08 per $1,000 of current face amount per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current face amount per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE
The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.

The rates for the cost of insurance are blended and based upon the Attained Age, sex, and Risk Classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

CHARGES FOR SUPPLEMENTARY BENEFITS
If the Policy includes Supplementary Benefits, a charge will be made applicable to such Supplementary Benefit.

MORTALITY AND EXPENSE RISK CHARGE
A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                                                                   CURRENT AND
                                                                   GUARANTEED
                                                                MONTHLY MORTALITY   EQUIVALENT ANNUAL
                                                                   AND EXPENSE        MORTALITY AND
 POLICY YEAR                                                      RISKS CHARGE        RISKS CHARGE
-------------------------------------------------------------  ------------------  ------------------
1-20......................................................            0.063%             0.75%
21+.......................................................            0.033%             0.40%

CHARGES FOR TRANSFERS
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, other than transfers made pursuant to the Dollar Cost Averaging or Asset Allocation Balancer programs.

REDUCTION IN CHARGES
The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. Manufacturers Life of America reserves the right to reduce any of the Policy's loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manufacturers Life of America believes to be relevant to the expected reduction of its expenses.

Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES
The Company will permit owners of certain fixed life insurance policies issued either by the Company or Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS
At the present time, the Company makes no charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE
A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS
An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT
Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account -- Fixed Account".

LOAN ACCOUNT
Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS
Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES
The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE
At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. In addition, transfer privileges are subject to any restrictions that may be imposed by the Trust.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a) within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

TRANSFER CHARGES
A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT
The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS
Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING
The Company will offer policyowners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policyowner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS
Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manufacturers of America otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS
At any time while this Policy is in force, a policyowner may borrow against the Policy Value of the Policy. The amount of any loan cannot exceed 90% of the Policy's Net Cash Surrender Value. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Policy Loan Interest."

LOAN VALUE
The Loan Value is equal to the Policy's Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

EFFECT OF POLICY LOAN
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT
When a loan is made, an amount equal to the loan, discounted by 4%, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. The policyowner may designate how the amount to be transferred to the

Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT
Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% and is guaranteed not to exceed this amount.

LOAN REPAYMENTS
Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan sub-account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER
A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS
A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL
If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE
Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." Manufacturers Life of America will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE
In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if the face amount of the Policy is changed, if there is a Death Benefit Option change, or if there is any change in the supplementary benefits added to the Policy or in the risk classification of any Lives Insured because of a change in smoking status.


The No-Lapse Guarantee Period is described under "Definitions".


While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that the Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium load.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST
The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that the Policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any policy debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD
If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT
A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a) All Lives Insured's risk classifications are standard or preferred, and

(b) All Lives Insured's Attained Ages are less than 46.

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of all Lives Insured's insurability, or on the survivor(s) who were insured at the end of the grace period, satisfactory to the Company is provided to the Company;

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the next two monthly deductions;

(c) The Policy cannot be reinstated if any of the Lives Insured die after the Policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT
The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT
A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT
The Policy Value in the Fixed Account is equal to:

(a) the portion of the net premiums allocated to it; plus

(b) any amounts transferred to it; plus

(c) interest credited to it; less

(d) any charges deducted from it; less

(e) any partial withdrawals from it; less

(f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT
An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS
Unless otherwise restricted by a separate agreement, the policyowner may:

- Vary the premiums paid under the Policy.

- Change the death benefit option.

- Change the premium allocation for future premiums.

- Transfer amounts between sub-accounts.

- Take loans and/or partial withdrawals.

- Surrender the contract.

- Transfer ownership to a new owner.

- Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

- Change or revoke a contingent owner.

- Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS
Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY
One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Lives Insured lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY
Manufacturers Life of America will not contest the validity of a Policy after it has been in force during any Lives Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Lives Insured for two years. If a Policy has been reinstated and been in force during the lifetime of the Lives Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX
If the stated age or sex or both of any of the Lives Insured in the Policy are incorrect, Manufacturers Life of America will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION
If any of the Lives Insured dies by suicide within two years after the Issue Date, the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the last death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.

SUPPLEMENTARY BENEFITS
Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including the Estate Preservation Rider which provides additional term insurance at no extra charge during the first four Policy Years to protect against application of the "three year contemplation of death" rule and an option to split the Policy into two individual policies upon divorce, or certain federal tax law changes without evidence of insurability (the "Policy Split Option"). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. MANUFACTURERS LIFE OF AMERICA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

LIFE INSURANCE QUALIFICATION
There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Internal Revenue Code, and thereby to enjoy the tax benefits of such a contract:

1. The Policy must satisfy the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 (the "Code").

2. The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

3. The Policy must be a valid life insurance contract under applicable state law.

4. The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and Cash Value Corridor Test. The Cash Value Accumulation Test requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.


With respect to a Policy which is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION
Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.


STATE LAW

A policy must qualify as a valid life insurance contract under applicable state law. State regulations require that the policyowner have appropriate insurable interest in the Life Insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.


INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.


The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.


TAX TREATMENT OF POLICY BENEFITS
The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.



The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.


DEATH BENEFIT
The death benefit under the Policy should be excludible from the gross income of the beneficiary under Section 101(a)(1) of the Code.


CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.


INVESTMENT IN THE POLICY
Investment in the Policy means:


- the aggregate amount of any premiums or other consideration paid for a Policy; minus



- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded); plus



- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.


The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE
Upon a complete surrender or lapse of a Policy, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.


If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements."

DISTRIBUTIONS
The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract" or "MEC".

DISTRIBUTIONS FROM NON-MEC'S
A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

Force Outs

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S
Policies classified as MEC's will be subject to the following tax rules:


- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.



- Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.



- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:



     -        is made on or after the policyowner attains age 59-1/2;



     -        is attributable to the policyowner becoming disabled; or



     - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.


    These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A policy that is not a MEC may become a MEC if it is "materially changed". If there is a material change to the policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during any Policy Year, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.


If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.


Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.


Policy Split Options



This option permits a Policy to be split into two other individual Policies upon the occurrence of a divorce of the lives insured or certain changes in federal estate tax law. The purchase and exercise of the policy split option could have adverse tax consequences. For example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the cost of the policy split option, which is deducted monthly from Policy Value, will be treated as a taxable distribution. Before purchasing the policy split option or exercising rights provided by the policy split option, please consult with a competent tax adviser regarding the possible consequences.


POLICY LOAN INTEREST
Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the Policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.


INTEREST ON POLICY LOANS AFTER YEAR 10
Interest credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less than the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.


POLICY EXCHANGES

A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.



OTHER TRANSACTIONS
A transfer of the Policy, a change in the owner, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX
Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING
In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

(a) the value each year of the life insurance protection provided;

(b) an amount equal to any employer-paid premiums; or

(c) some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS
As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which
(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS
Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

-  the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-  the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-  any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity, Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Roy Bubbs, Joe Scott, Robert Cook Bruce Gordon, Gary Buchanan and Douglas Myers. The officers of ManEquity, Inc. are:
(i) Douglas Myers - President, (ii) Gary Buchanan - Vice President, Compliance,
(iii) Thomas Reives - Treasurer, and (iv) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


A registered representative will receive commissions not to exceed 105% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE
Manufacturers Life and Manufacturers USA have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS
As stated previously, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

Substitution of Portfolio Shares
It is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulation, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS
Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION
No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS

The consolidated financial statements of Manufacturers Life Insurance Company of America and Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst &

Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION
A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.


OFFICERS AND DIRECTORS


                                    Position with
                                    Manufacturers Life
Name                                of America                       Principal Occupation
----                                ----------                       --------------------
Sandra M. Cotter (37)               Director                         Attorney, Dykema Gossett, PLLC, 1989 to present.
                                    (since December 1992)

James D. Gallagher (45)             Director (since May 1996),       Vice President, Secretary and General Counsel,
                                    Secretary and General Counsel    The Manufacturers Life Insurance Company (USA),
                                                                     January 1997 to present; Secretary and General
                                                                     Counsel, Manufacturers Adviser Corporation,
                                                                     January 1997 to present; Vice President, Legal
                                                                     Services - U.S. Operations, The Manufacturers
                                                                     Life Insurance Company, January 1996 to present;
                                                                     Vice President, Secretary and General Counsel,
                                                                     The Manufacturers Life Insurance Company of
                                                                     North America , 1994 to present; Vice President
                                                                     and Associate General Counsel, The Prudential
                                                                     Insurance Company of America, 1991 to 1994.

Donald A. Guloien (42)              Director (since August 1990)     Executive Vice President, Business Development,
                                    and President                    The Manufacturers Life Insurance Company,
                                                                     January 1999 to present, Senior Vice President,
                                                                     Business Development, The Manufacturers Life
                                                                     Insurance Company, 1994 to December 1998, Vice
                                                                     President, U.S. Individual Business, The
                                                                     Manufacturers Life Insurance Company, 1990 to
                                                                     1994.

Theodore Kilkuskie, Jr. (43)        Director (since May 1996)        Senior Vice President, Chief Distribution
                                                                     Officer, U. S. Operations, The Manufacturers
                                                                     Life Insurance Company, August 1999 to present;
                                                                     Senior Vice President, U.S. Annuities, The
                                                                     Manufacturers Life Insurance Company, January
                                                                     1999 to August 1999; President, The
                                                                     Manufacturers Life Insurance Company of

                                                                     North America, January 1999 to August 1999; Senior
                                                                     Vice President, U.S. Individual Insurance, The
                                                                     Manufacturers Life Insurance Company, August
                                                                     1998 to December 1998; Vice President, U.S.
                                                                     Individual Insurance, The Manufacturers Life
                                                                     Insurance Company, June 1995 to February 1998;
                                                                     Executive Vice President, Mutual Fund Sales &
                                                                     Marketing, State Street Research, March 1994 to
                                                                     June 1995.

James O'Malley (54)                 Director (since November 1998)   Senior Vice President, U.S. Pensions, The
                                                                     Manufacturers Life Insurance Company, January
                                                                     1999 to present; Vice President, Systems New
                                                                     Business Pensions, The Manufacturers Life
                                                                     Insurance Company,  1984 to December 1998.

Joseph J. Pietroski (61)            Director (since July 1992)       Senior Vice President and Corporate Secretary,
                                                                     The Manufacturers Life Insurance Company, 1999
                                                                     to present.  Senior Vice President, General
                                                                     Counsel and Corporate Secretary, The
                                                                     Manufacturers Life Insurance Company, 1988 to
                                                                     1999.

John D. Richardson (62)             Director (since January 1995)    Senior Executive Vice President, The
                                    and Chairman                     Manufacturers Life Insurance Company; January
                                                                     1999 to present; Executive Vice President, U.S.
                                                                     Operations, The Manufacturers Life Insurance
                                                                     Company, November 1997 to December 1998;
                                                                     Senior Vice President and General Manager,
                                                                     U.S. Operations, The Manufacturers Life
                                                                     Insurance Company, January 1995 to October
                                                                     1997; Senior Vice President and General
                                                                     Manager, Canadian Operations, The Manufacturers
                                                                     Life Insurance Company, June 1992 to December
                                                                     1994.

Victor Apps (52)                    Vice President, Asia             Executive Vice President, Asia Operations, The
                                                                     Manufacturers Life Insurance Company, November
                                                                     1997 to present; Senior Vice President and
                                                                     General Manager, Greater China Division, The
                                                                     Manufacturers Life Insurance Company, 1995 to
                                                                     1997; Vice President and General Manager,
                                                                     Greater China Division, The Manufacturers Life
                                                                     Insurance Company, 1993 to 1995; International
                                                                     Vice President, Asia Pacific Division, The
                                                                     Manufacturers Life Insurance Company, 1988 to
                                                                     1993.

Felix Chee (53)                     Vice President, Investments      Executive Vice President & Chief Investment
                                                                     Officer, The Manufacturers Life Insurance
                                                                     Company; November 1997 to present,, Chief
                                                                     Investment Officer, The Manufacturers Life
                                                                     Insurance Company, June 1997 to present, Senior
                                                                     Vice President and Treasurer, The Manufacturers
                                                                     Life Insurance Company, August 1994 to May
                                                                     1997; Vice President and Treasurer, The
                                                                     Manufacturers Life Insurance Company, October
                                                                     1993 to July 1994.

Robert A. Cook (45)                 Vice President, Marketing        Senior Vice President, U.S. Individual
                                                                     Insurance, The Manufacturers Life Insurance
                                                                     Company, January 1999 to present; Vice
                                                                     President, Product Management, The
                                                                     Manufacturers Life Insurance Company, 1996 to
                                                                     December 1998; Sales and Marketing Director,
                                                                     The Manufacturers Life Insurance Company, 1994
                                                                     to 1995.

Douglas H. Myers (45)               Vice President, Finance and      President, ManEquity, Inc., April 1994 to
                                    Compliance, Controller           present; Assistant Vice President and
                                                                     Controller, U.S. Operations, The Manufacturers
                                                                     Life Insurance Company, 1988 to present.

John G. Vrysen (44)                 Vice President, Appointed        Chief Financial Officer and Treasurer,
                                    Actuary                          Manulife-Wood Logan Holding Co., Inc., January
                                                                     1996 to present; Vice President and Chief Financial
                                                                     Officer, U.S. Operations, The Manufacturers Life
                                                                     Insurance Company, January 1996 to present; Vice
                                                                     President and Chief Actuary, The Manufacturers
                                                                     Life Insurance Company of New York, March 1992
                                                                     to present; Vice President and Chief Actuary,
                                                                     The Manufacturers Life Insurance Company of
                                                                     North America, January 1986 to present.

Denis Turner (44)                   Vice President and Treasurer     Vice President and Treasurer, The Manufacturers
                                                                     Life Insurance Company of America, May 1999 to
                                                                     present; Vice President & Chief Accountant, U.S.
                                                                     Division, The Manufacturers Life Insurance
                                                                     Company, May 1999 to present; Assistant Vice
                                                                     President, Financial Operations, Reinsurance
                                                                     Division, The Manufacturers Life Insurance
                                                                     Company, February 1998 to April 1999; Assistant
                                                                     Vice President & Controller, Reinsurance
                                                                     Division, The Manufacturers Life Insurance
                                                                     Company, November 1995, January 1998.



YEAR 2000 ISSUES
The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year

2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect us, including those related to customers, suppliers, or other third parties, have been fully resolved.



[OPTIONAL TERM RIDER
The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.]


ILLUSTRATIONS
The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses, which is approximately 0.949% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.944%, 4.999% and 10.942%. The illustrations reflect the expense reimbursement in effect for the Lifestyle Trust and the expense limitation in effect for the Equity Index Trust. In the absence of such expense reimbursement and expense limitation, the average of the Portfolio's current expenses would have been 0.953% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.949%, 4.944% and 10.938%. The expense reimbursement for the Lifestyle Trusts and the expense limitation for the Equity Index Trust remained in effect during the fiscal year ended December 31, 1999. The expense reimbursement for the Equity Index Trust is expected to remain in effect during the fiscal year ended December 31, 1999. It is anticipated that the expense reimbursement for the Lifestyle Growth 820 Trust, the Lifestyle Balanced 640 Trust and the Lifestyle Moderate 460 Trust will be reduced during the fiscal year ended December 31, 2000. Were the expense reimbursement and expense limitation to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.


From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                           ILLUSTRATIONS FOR POLICIES
                                      WITH
                      10 YEAR NO LAPSE GUARANTEE PROVISION

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES



                              0% Hypothetical                      6% Hypothetical                        12% Hypothetical

                          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

End of   Accumulated    Policy      Cash      Death       Policy        Cash         Death        Policy         Cash        Death
Policy     Premiums     Value    Surrender   Benefit       Value     Surrender      Benefit        Value      Surrender     Benefit
 Year                              Value                               Value                                   Value
   1          7,875      5,971          0    500,000        6,353            0       500,000        6,736             0      500,000
   2         16,144     12,341      3,940    500,000       13,489        5,088       500,000       14,683         6,283      500,000
   3         24,826     18,588     10,774    500,000       20,911       13,096       500,000       23,419        15,605      500,000
   4         33,942     24,723     17,592    500,000       28,637       21,506       500,000       33,031        25,900      500,000
   5         43,514     30,742     24,295    500,000       36,677       30,230       500,000       43,602        37,155      500,000
   6         53,565     36,643     30,782    500,000       45,039       39,178       500,000       55,226        49,365      500,000
   7         64,118     42,421     37,244    500,000       53,731       48,554       500,000       68,004        62,827      500,000
   8         75,199     48,073     43,579    500,000       62,760       58,266       500,000       82,045        77,552      500,000
   9         86,834     53,594     49,687    500,000       72,135       68,228       500,000       97,476        93,569      500,000
  10         99,051     58,975     55,752    500,000       81,861       78,638       500,000      114,428       111,204      500,000
  11        111,878     64,201     61,662    500,000       91,937       89,398       500,000      133,041       130,502      500,000
  12        125,347     69,271     67,317    500,000      102,376      100,422       500,000      153,487       151,534      500,000
  13        139,490     74,171     72,901    500,000      113,180      111,910       500,000      175,947       174,677      500,000
  14        154,339     78,878     78,292    500,000      124,342      123,756       500,000      200,611       200,025      500,000
  15        169,931     83,384     83,384    500,000      135,875      135,875       500,000      227,713       227,713      500,000
  16        186,303     87,658     87,658    500,000      147,768      147,768       500,000      257,497       257,497      500,000
  17        203,493     91,674     91,674    500,000      160,017      160,017       500,000      290,244       290,244      500,000
  18        221,543     95,401     95,401    500,000      172,619      172,619       500,000      326,278       326,278      500,000
  19        240,495     98,803     98,803    500,000      185,568      185,568       500,000      365,967       365,967      500,000
  20        260,394    101,837    101,837    500,000      198,857      198,857       500,000      409,740       409,740      500,000
  21        281,289    104,834    104,834    500,000      213,250      213,250       500,000      459,711       459,711      528,667
  22        303,229    107,416    107,416    500,000      228,102      228,102       500,000      514,903       514,903      581,840
  23        326,265    109,529    109,529    500,000      243,426      243,426       500,000      575,842       575,842      639,185
  24        350,453    111,113    111,113    500,000      259,239      259,239       500,000      643,147       643,147      701,030
  25        375,851    112,100    112,100    500,000      275,566      275,566       500,000      717,515       717,515      767,741
  26        402,518    112,409    112,409    500,000      292,441      292,441       500,000      799,732       799,732      839,719

  27        430,519    111,951    111,951    500,000      309,907      309,907       500,000      890,441       890,441      934,963
  28        459,920    110,627    110,627    500,000      328,029      328,029       500,000      990,493       990,493    1,040,017
  29        490,791    108,323    108,323    500,000      346,888      346,888       500,000    1,100,823     1,100,823    1,155,864
  30        523,206    104,910    104,910    500,000      366,590      366,590       500,000    1,222,453     1,222,453    1,283,576
  31        557,241    100,248    100,248    500,000      387,274      387,274       500,000    1,356,502     1,356,502    1,424,327
  32        592,978     93,980     93,980    500,000      409,063      409,063       500,000    1,504,154     1,504,154    1,579,361
  33        630,502     85,871     85,871    500,000      432,187      432,187       500,000    1,666,723     1,666,723    1,750,059
  34        669,902     75,658     75,658    500,000      456,942      456,942       500,000    1,845,643     1,845,643    1,937,926
  35        711,272     63,061     63,061    500,000      483,629      483,629       507,810    2,042,479     2,042,479    2,144,603
  36        754,711     47,366     47,366    500,000      511,494      511,494       537,068    2,258,839     2,258,839    2,371,780
  37        800,322     27,608     27,608    500,000      540,362      540,362       567,380    2,496,407     2,496,407    2,621,227
  38        848,213      3,007      3,007    500,000      570,239      570,239       598,751    2,757,078     2,757,078    2,894,932
  39        898,498          0          0          0      601,127      601,127       631,183    3,042,895     3,042,895    3,195,040
  40        951,298                                       633,027      633,027       664,679    3,356,073     3,356,073    3,523,876
  41      1,006,738                                       665,838      665,838       699,130    3,698,423     3,698,423    3,883,344
  42      1,064,950                                       700,285      700,285       728,296    4,076,655     4,076,655    4,239,721
  43      1,126,073                                       736,638      736,638       758,737    4,495,766     4,495,766    4,630,639
  44      1,190,251                                       775,232      775,232       790,737    4,961,775     4,961,775    5,061,010
  45      1,257,639                                       816,472      816,472       824,637    5,481,956     5,481,956    5,536,776
  46      1,328,396                                       860,847      860,847       860,847    6,065,128     6,065,128    6,065,128
  47      1,402,690                                       907,256      907,256       907,256    6,709,555     6,709,555    6,709,555
  48      1,480,700                                       955,792      955,792       955,792    7,421,674     7,421,674    7,421,674
  49      1,562,610                                     1,006,553    1,006,553     1,006,553    8,208,592     8,208,592    8,208,592
  50      1,648,615                                     1,059,641    1,059,641     1,059,641    9,078,169     9,078,169    9,078,169


(1) All values shown are as of the end of the policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation mad by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                           ASSUMING GUARANTEED CHARGES



                              0% Hypothetical                      6% Hypothetical                        12% Hypothetical

                          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

End of   Accumulated   Policy       Cash      Death     Policy        Cash         Death        Policy         Cash        Death
Policy     Premiums    Value     Surrender   Benefit     Value     Surrender      Benefit        Value      Surrender     Benefit
 Year                              Value                             Value                                   Value
   1          7,875     5,971           0    500,000      6,353            0       500,000        6,736             0      500,000
   2         16,144    12,341       3,940    500,000     13,489        5,088       500,000       14,683         6,283      500,000
   3         24,826    18,558      10,743    500,000     20,879       13,065       500,000       23,387        15,572      500,000
   4         33,942    24,615      17,484    500,000     28,525       21,394       500,000       32,913        25,783      500,000
   5         43,514    30,505      24,058    500,000     36,426       29,979       500,000       43,336        36,890      500,000
   6         53,565    36,216      30,355    500,000     44,581       38,720       500,000       54,735        48,874      500,000
   7         64,118    41,739      36,562    500,000     52,987       47,810       500,000       67,196        62,019      500,000
   8         75,199    47,058      42,565    500,000     61,640       57,147       500,000       80,814        76,321      500,000
   9         86,834    52,161      48,254    500,000     70,535       66,628       500,000       95,697        91,789      500,000
  10         99,051    57,028      53,804    500,000     79,664       76,440       500,000      111,958       108,735      500,000
  11        111,878    61,636      59,096    500,000     89,013       86,474       500,000      129,726       127,186      500,000
  12        125,347    65,958      64,004    500,000     98,568       96,615       500,000      149,140       147,187      500,000
  13        139,490    69,958      68,688    500,000    108,305      107,035       500,000      170,357       169,087      500,000
  14        154,339    73,589      73,003    500,000    118,193      117,607       500,000      193,548       192,961      500,000
  15        169,931    76,798      76,798    500,000    128,196      128,196       500,000      218,910       218,910      500,000
  16        186,303    79,525      79,525    500,000    138,273      138,273       500,000      246,677       246,677      500,000
  17        203,493    81,675      81,675    500,000    148,359      148,359       500,000      277,106       277,106      500,000
  18        221,543    83,223      83,223    500,000    158,450      158,450       500,000      310,553       310,553      500,000
  19        240,495    84,063      84,063    500,000    168,479      168,479       500,000      347,405       347,405      500,000
  20        260,394    84,095      84,095    500,000    178,391      178,391       500,000      388,139       388,139      500,000
  21        281,289    83,516      83,516    500,000    188,818      188,818       500,000      434,924       434,924      500,162
  22        303,229    81,854      81,854    500,000    199,068      199,068       500,000      486,860       486,860      550,152
  23        326,265    78,908      78,908    500,000    209,048      209,048       500,000      544,127       544,127      603,981

  24        350,453    74,431      74,431    500,000    218,651      218,651       500,000      607,319       607,319      661,977
  25        375,851    68,125      68,125    500,000    227,756      227,756       500,000      677,124       677,124      724,523
  26        402,518    59,630      59,630    500,000    236,229      236,229       500,000      754,354       754,354      792,072
  27        430,519    48,530      48,530    500,000    243,930      243,930       500,000      839,326       839,326      881,292
  28        459,920    34,333      34,333    500,000    250,709      250,709       500,000      932,758       932,758      979,395
  29        490,791    16,446      16,446    500,000    256,399      256,399       500,000    1,035,423     1,035,423    1,087,194
  30        523,206         0           0          0    260,797      260,797       500,000    1,148,154     1,148,154    1,205,562
  31        557,241                                     263,641      263,641       500,000    1,271,838     1,271,838    1,335,430
  32        592,978                                     264,581      264,581       500,000    1,407,418     1,407,418    1,477,789
  33        630,502                                     263,143      263,143       500,000    1,555,887     1,555,887    1,633,681
  34        669,902                                     258,686      258,686       500,000    1,718,288     1,718,288    1,804,203
  35        711,272                                     250,391      250,391       500,000    1,895,734     1,895,734    1,990,521
  36        754,711                                     237,136      237,136       500,000    2,089,392     2,089,392    2,193,862
  37        800,322                                     217,402      217,402       500,000    2,300,505     2,300,505    2,415,530
  38        848,213                                     189,010      189,010       500,000    2,530,364     2,530,364    2,656,882
  39        898,498                                     148,861      148,861       500,000    2,780,329     2,780,329    2,919,346
  40        951,298                                      92,250       92,250       500,000    3,051,743     3,051,743    3,204,330
  41      1,006,738                                      12,016       12,016       500,000    3,345,925     3,345,925    3,513,221
  42      1,064,950                                           0            0             0    3,672,166     3,672,166    3,819,053
  43      1,126,073                                                                           4,035,625     4,035,625    4,156,694
  44      1,190,251                                                                           4,442,875     4,442,875    4,531,733
  45      1,257,639                                                                           4,902,425     4,902,425    4,951,450
  46      1,328,396                                                                           5,424,723     5,424,723    5,424,723
  47      1,402,690                                                                           6,001,883     6,001,883    6,001,883
  48      1,480,700                                                                           6,639,668     6,639,668    6,639,668
  49      1,562,610                                                                           7,344,445     7,344,445    7,344,445
  50      1,648,615                                                                           8,123,252     8,123,252    8,123,252


(1) All values shown are as of the end of the policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

(4)      In the absence of additional premium payment, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation mad by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES



                              0% Hypothetical                      6% Hypothetical                        12% Hypothetical

                          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

End of   Accumulated   Policy       Cash      Death     Policy        Cash         Death        Policy         Cash        Death
Policy     Premiums     Value    Surrender   Benefit     Value     Surrender      Benefit        Value      Surrender     Benefit
 Year                              Value                             Value                                   Value
   1          8,610      6,608          0    506,608      7,028            0       507,028        7,449             0      507,449
   2         17,651     13,601      5,201    513,601     14,865        6,465       514,865       16,179         7,779      516,179
   3         27,143     20,461     12,647    520,461     23,016       15,202       523,016       25,776        17,961      525,776
   4         37,110     27,197     20,066    527,197     31,502       24,371       531,502       36,333        29,203      536,333
   5         47,576     33,805     27,358    533,805     40,330       33,883       540,330       47,943        41,497      547,943
   6         58,564     40,282     34,422    540,282     49,510       43,650       549,510       60,707        54,846      560,707
   7         70,103     46,624     41,447    546,624     59,050       53,873       559,050       74,732        69,555      574,732
   8         82,218     52,824     48,331    552,824     68,956       64,462       568,956       90,139        85,645      590,139
   9         94,939     58,879     54,971    558,879     79,236       75,328       579,236      107,058       103,151      607,058
  10        108,296     64,775     61,552    564,775     89,891       86,668       589,891      125,629       122,406      625,629
  11        122,320     70,495     67,955    570,495    100,915       98,376       600,915      145,995       143,455      645,995
  12        137,046     76,034     74,080    576,034    112,317      110,363       612,317      168,330       166,376      668,330
  13        152,509     81,377     80,107    581,377    124,092      122,822       624,092      192,812       191,542      692,812
  14        168,744     86,490     85,904    586,490    136,220      135,634       636,220      219,622       219,036      719,622
  15        185,791     91,364     91,364    591,364    148,700      148,700       648,700      248,978       248,978      748,978
  16        203,691     95,958     95,958    595,958    161,501      161,501       661,501      281,092       281,092      781,092
  17        222,486    100,236    100,236    600,236    174,594      174,594       674,594      316,196       316,196      816,196
  18        242,220    104,153    104,153    604,153    187,941      187,941       687,941      354,542       354,542      854,542
  19        262,941    107,663    107,663    607,663    201,497      201,497       701,497      396,401       396,401      896,401
  20        284,698    110,706    110,706    610,706    215,204      215,204       715,204      442,057       442,057      942,057
  21        307,543    113,627    113,627    613,627    229,819      229,819       729,819      493,592       493,592      993,592
  22        331,530    116,008    116,008    616,008    244,586      244,586       744,586      550,007       550,007    1,050,007
  23        356,716    117,777    117,777    617,777    259,432      259,432       759,432      611,732       611,732    1,111,732
  24        383,162    118,857    118,857    618,857    274,272      274,272       774,272      679,231       679,231    1,179,231
  25        410,930    119,158    119,158    619,158    289,002      289,002       789,002      753,007       753,007    1,253,007
  26        440,087    118,581    118,581    618,581    303,507      303,507       803,507      833,604       833,604    1,333,604
  27        470,701    117,021    117,021    617,021    317,652      317,652       817,652      921,612       921,612    1,421,612

  28        502,846    114,366    114,366    614,366    331,295      331,295       831,295    1,017,678     1,017,678    1,517,678
  29        536,599    110,498    110,498    610,498    344,275      344,275       844,275    1,122,507     1,122,507    1,622,507
  30        572,038    105,291    105,291    605,291    356,414      356,414       856,414    1,236,866     1,236,866    1,736,866
  31        609,250     98,625     98,625    598,625    367,532      367,532       867,532    1,361,612     1,361,612    1,861,612
  32        648,323     90,133     90,133    590,133    377,183      377,183       877,183    1,497,425     1,497,425    1,997,425
  33        689,349     79,645     79,645    579,645    385,099      385,099       885,099    1,645,260     1,645,260    2,145,260
  34        732,427     67,008     67,008    567,008    391,016      391,016       891,016    1,806,187     1,806,187    2,306,187
  35        777,658     52,098     52,098    552,098    394,683      394,683       894,683    1,981,422     1,981,422    2,481,422
  36        825,151     34,379     34,379    534,379    395,413      395,413       895,413    2,171,862     2,171,862    2,671,862
  37        875,018     13,197     13,197    513,197    392,358      392,358       892,358    2,378,371     2,378,371    2,878,371
  38        927,379          0          0          0    385,040      385,040       885,040    2,602,321     2,602,321    3,102,321
  39        982,358                                     372,997      372,997       872,997    2,845,273     2,845,273    3,345,273
  40      1,040,086                                     355,801      355,801       855,801    3,109,001     3,109,001    3,609,001
  41      1,100,700                                     331,446      331,446       831,446    3,393,866     3,393,866    3,893,866
  42      1,164,345                                     299,249      299,249       799,249    3,701,721     3,701,721    4,201,721
  43      1,231,173                                     258,399      258,399       758,399    4,034,517     4,034,517    4,534,517
  44      1,301,341                                     208,086      208,086       708,086    4,394,447     4,394,447    4,894,447
  45      1,375,018                                     147,491      147,491       647,491    4,783,962     4,783,962    5,283,962
  46      1,452,379                                      76,259       76,259       576,259    5,206,293     5,206,293    5,706,293
  47      1,533,608                                           0            0             0    5,661,901     5,661,901    6,161,901
  48      1,618,899                                                                           6,153,478     6,153,478    6,653,478
  49      1,708,454                                                                           6,684,856     6,684,856    7,184,856
  50      1,802,486                                                                           7,261,793     7,261,793    7,761,793


(1) All values shown are as of the end of the policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation mad by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                           ASSUMING GUARANTEED CHARGES



                              0% Hypothetical                      6% Hypothetical                        12% Hypothetical

                          GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN                GROSS INVESTMENT RETURN

End of   Accumulated   Policy       Cash      Death     Policy        Cash         Death        Policy         Cash        Death
Policy     Premiums     Value    Surrender   Benefit     Value     Surrender      Benefit        Value      Surrender     Benefit
 Year                              Value                             Value                                   Value
   1         8,610      6,608           0    506,608      7,028            0       507,028        7,449             0      507,449
   2        17,651     13,601       5,201    513,601     14,865        6,465       514,865       16,179         7,779      516,179
   3        27,143     20,430      12,615    520,430     22,983       15,169       522,983       25,742        17,928      525,742
   4        37,110     27,084      19,953    527,084     31,383       24,252       531,383       36,209        29,078      536,209
   5        47,576     33,554      27,107    533,554     40,062       33,615       540,062       47,658        41,211      547,658
   6        58,564     39,827      33,966    539,827     49,016       43,155       549,016       60,170        54,309      560,170
   7        70,103     45,889      40,712    545,889     58,237       53,060       558,237       73,835        68,658      573,835
   8        82,218     51,722      47,228    551,722     67,717       63,224       567,717       88,747        84,254      588,747
   9        94,939     57,308      53,400    557,308     77,443       73,535       577,443      105,008       101,101      605,008
  10       108,296     62,622      59,399    562,622     87,394       84,171       587,394      122,725       119,501      622,725
  11       122,320     67,635      65,095    567,635     97,547       95,007       597,547      142,007       139,467      642,007
  12       137,046     72,312      70,358    572,312    107,867      105,913       607,867      162,970       161,016      662,970
  13       152,509     76,606      75,336    576,606    118,307      117,037       618,307      185,728       184,458      685,728
  14       168,744     80,458      79,872    580,458    128,806      128,220       628,806      210,395       209,808      710,395
  15       185,791     83,800      83,800    583,800    139,288      139,288       639,288      237,080       237,080      737,080
  16       203,691     86,556      86,556    586,556    149,664      149,664       649,664      265,900       265,900      765,900
  17       222,486     88,611      88,611    588,611    159,801      159,801       659,801      296,935       296,935      796,935
  18       242,220     89,931      89,931    589,931    169,642      169,642       669,642      330,363       330,363      830,363
  19       262,941     90,391      90,391    590,391    179,032      179,032       679,032      366,278       366,278      866,278
  20       284,698     89,876      89,876    589,876    187,820      187,820       687,820      404,795       404,795      904,795
  21       307,543     88,589      88,589    588,589    196,548      196,548       696,548      447,643       447,643      947,643
  22       331,530     86,021      86,021    586,021    204,338      204,338       704,338      493,612       493,612      993,612
  23       356,716     81,968      81,968    581,968    210,916      210,916       710,916      542,793       542,793    1,042,793
  24       383,162     76,191      76,191    576,191    215,960      215,960       715,960      595,249       595,249    1,095,249
  25       410,930     68,424      68,424    568,424    219,102      219,102       719,102      651,014       651,014    1,151,014
  26       440,087     58,378      58,378    558,378    219,929      219,929       719,929      710,104       710,104    1,210,104

  27       470,701     45,764      45,764    545,764    218,004      218,004       718,004      772,526       772,526    1,272,526
  28       502,846     30,292      30,292    530,292    212,868      212,868       712,868      838,285       838,285    1,338,285
  29       536,599     11,676      11,676    511,676    204,038      204,038       704,038      907,388       907,388    1,407,388
  30       572,038          0           0          0    190,995      190,995       690,995      979,824       979,824    1,479,824
  31       609,250                                      173,155      173,155       673,155    1,055,541     1,055,541    1,555,541
  32       648,323                                      149,859      149,859       649,859    1,134,432     1,134,432    1,634,432
  33       689,349                                      120,351      120,351       620,351    1,216,307     1,216,307    1,716,307
  34       732,427                                       83,800       83,800       583,800    1,300,918     1,300,918    1,800,918
  35       777,658                                       39,408       39,408       539,408    1,388,061     1,388,061    1,888,061
  36       825,151                                            0            0             0    1,477,514     1,477,514    1,977,514
  37       875,018                                                                            1,569,122     1,569,122    2,069,122
  38       927,379                                                                            1,662,667     1,662,667    2,162,667
  39       982,358                                                                            1,757,959     1,757,959    2,257,959
  40     1,040,086                                                                            1,854,547     1,854,547    2,354,547
  41     1,100,700                                                                            1,951,788     1,951,788    2,451,788
  42     1,164,345                                                                            2,048,634     2,048,634    2,548,634
  43     1,231,173                                                                            2,143,550     2,143,550    2,643,550
  44     1,301,341                                                                            2,234,937     2,234,937    2,734,937
  45     1,375,018                                                                            2,322,506     2,322,506    2,822,506
  46     1,452,379                                                                            2,407,468     2,407,468    2,907,468
  47     1,533,608                                                                            2,470,599     2,470,599    2,970,599
  48     1,618,899                                                                            2,488,120     2,488,120    2,988,120
  49     1,708,454                                                                            2,412,254     2,412,254    2,912,254
  50     1,802,486                                                                            2,147,236     2,147,236    2,647,236


(1) All values shown are as of the end of the policy Year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the Policy Anniversary, (b) no Policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2)      Assumes net interest of 5% compounded annually.

                           ILLUSTRATIONS FOR POLICIES
                                      WITH
                      20 YEAR NO LAPSE GUARANTEE PROVISION

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                 0% Hypothetical                       6% Hypothetical                      12% Hypothetical
                             Gross Investment Return               Gross Investment Return              Gross Investment Return
                             -----------------------               -----------------------              -----------------------

  End Of     Accumulated    Policy       Cash    Death          Policy        Cash       Death       Policy         Cash      Death
  Policy        Premiums     Value  Surrender  Benefit           Value   Surrender     Benefit        Value    Surrender    Benefit
Year (1)             (2)            Value (3)                            Value (3)                             Value (3)
      1           7,875
      2          16,144
      3          24,826
      4          33,942
      5          43,514
      6          53,565
      7          64,118
      8          75,199
      9          86,834
     10          99,051
     11         111,878
     12         125,347
     13         139,490
     14         154,339
     15         169,931
     16         186,303
     17         203,493
     18         221,543
     19         240,495
     20         260,394
     21         281,289
     22         303,229
     23         326,265
     24         350,453
     25         375,851
     26         402,518
     27         430,519
     28         459,920
     29         490,791
     30         523,206
     31         557,241
     32         592,978
     33         630,502
     34         669,902
     35         711,272
     36         754,711
     37         800,322
     38         848,213
     39         898,498
     40         951,298
     41       1,006,738
     42       1,064,950
     43       1,126,073
     44       1,190,251
     45       1,257,639
     46       1,328,396
     47       1,402,690
     48       1,480,700

     49       1,562,610
     50       1,648,615

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,500 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                 0% Hypothetical                       6% Hypothetical                      12% Hypothetical
                             Gross Investment Return               Gross Investment Return              Gross Investment Return
                             -----------------------               -----------------------              -----------------------

  End Of     Accumulated    Policy       Cash    Death          Policy        Cash       Death       Policy         Cash      Death
  Policy        Premiums     Value  Surrender  Benefit           Value   Surrender     Benefit        Value    Surrender    Benefit
Year (1)             (2)            Value (3)                            Value (3)                             Value (3)
      1            7,875
      2           16,144
      3           24,826
      4           33,942
      5           43,514
      6           53,565
      7           64,118
      8           75,199
      9           86,834
     10           99,051
     11          111,878
     12          125,347
     13          139,490
     14          154,339
     15          169,931
     16          186,303
     17          203,493
     18          221,543
     19          240,495
     20          260,394
     21          281,289
     22          303,229
     23          326,265
     24          350,453
     25          375,851
     26          402,518
     27          430,519
     28          459,920
     29          490,791
     30          523,206
     31          557,241
     32          592,978
     33          630,502
     34          669,902
     35          711,272
     36          754,711
     37          800,322
     38          848,213
     39          898,498
     40          951,298
     41        1,006,738
     42        1,064,950
     43        1,126,073
     44        1,190,251
     45        1,257,639
     46        1,328,396
     47        1,402,690
     48        1,480,700

     49        1,562,610
     50        1,648,615

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                 0% Hypothetical                       6% Hypothetical                      12% Hypothetical
                             Gross Investment Return               Gross Investment Return              Gross Investment Return
                             -----------------------               -----------------------              -----------------------

  End Of     Accumulated    Policy       Cash    Death          Policy        Cash       Death       Policy         Cash      Death
  Policy        Premiums     Value  Surrender  Benefit           Value   Surrender     Benefit        Value    Surrender    Benefit
Year (1)             (2)            Value (3)                            Value (3)                             Value (3)
      1            8,610
      2           17,651
      3           27,143
      4           37,110
      5           47,576
      6           58,564
      7           70,103
      8           82,218
      9           94,939
     10          108,296
     11          122,320
     12          137,046
     13          152,509
     14          168,744
     15          185,791
     16          203,691
     17          222,486
     18          242,220
     19          262,941
     20          284,698
     21          307,543
     22          331,530
     23          356,716
     24          383,162
     25          410,930
     26          440,087
     27          470,701
     28          502,846
     29          536,599
     30          572,038
     31          609,250
     32          648,323
     33          689,349
     34          732,427
     35          777,658
     36          825,151
     37          875,018
     38          927,379
     39          982,358
     40        1,040,086
     41        1,100,700
     42        1,164,345
     43        1,231,173
     44        1,301,341
     45        1,375,018
     46        1,452,379
     47        1,533,608
     48        1,618,899

     49        1,708,454
     50        1,802,486

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                   MALE NON-SMOKER ISSUE AGE 55 (STANDARD) AND
                    FEMALE NON-SMOKER ISSUE AGE 50 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $8,200 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                 0% Hypothetical                       6% Hypothetical                      12% Hypothetical
                             Gross Investment Return               Gross Investment Return              Gross Investment Return
                             -----------------------               -----------------------              -----------------------

  End Of     Accumulated    Policy       Cash    Death          Policy        Cash       Death       Policy         Cash      Death
  Policy        Premiums     Value  Surrender  Benefit           Value   Surrender     Benefit        Value    Surrender    Benefit
Year (1)             (2)            Value (3)                            Value (3)                             Value (3)
      1            8,610
      2           17,651
      3           27,143
      4           37,110
      5           47,576
      6           58,564
      7           70,103
      8           82,218
      9           94,939
     10          108,296
     11          122,320
     12          137,046
     13          152,509
     14          168,744
     15          185,791
     16          203,691
     17          222,486
     18          242,220
     19          262,941
     20          284,698
     21          307,543
     22          331,530
     23          356,716
     24          383,162
     25          410,930
     26          440,087
     27          470,701
     28          502,846
     29          536,599
     30          572,038
     31          609,250
     32          648,323
     33          689,349
     34          732,427
     35          777,658
     36          825,151
     37          875,018
     38          927,379
     39          982,358
     40        1,040,086
     41        1,100,700
     42        1,164,345
     43        1,231,173
     44        1,301,341
     45        1,375,018
     46        1,452,379
     47        1,533,608
     48        1,618,899

     49        1,708,454
     50        1,802,486

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT
This registration statement comprises the following papers and documents:


The facing sheet;
Cross-Reference Sheet;
The Prospectus, consisting of 50 pages and illustrations;
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940 The signatures;



Written consents of the following persons:
                  Ernst & Young LLP - To Be Filed by Amendment
                  Actuary - To Be Filed by Amendment


The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

     A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Three. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(3)(a)(i)   Distribution Agreement between The Manufacturers Life
                  Insurance Company of America and ManEquity, Inc. dated
                  December 23, 1986. Incorporated by reference to Exhibit
                  A(3)(a)(i) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(3)(a)(ii)  Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated May 30, 1992. Incorporated by reference to Exhibit A(3)(a)(i) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(3)(a)(iii) Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated February 23, 1994. Incorporated by reference to Exhibit A(3)(a)(iii) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(3)(b)(i)   Specimen Agreement between ManEquity, Inc. and registered
                  representatives. Incorporated by reference to
                  Exhibit A(3)(b)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(ii)  Specimen agreement between The Manufacturers Life Insurance
                  Company of America and registered representatives. Incorporated by reference to Exhibit A(3)(b)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iii) Specimen Agreement between ManEquity, Inc. and dealers.
                  Incorporated by reference to Exhibit A(3)(b)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iv)  Specimen agreement between The Manufacturers Life Insurance
                  Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(5)(a) Specimen Flexible Premium Variable Life Insurance Policy - Incorporated by reference to Exhibit A(5)(a) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-66303 filed February 5, 1999.

     A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(a) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(b) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(8)(a)(i)   Service Agreement between The Manufacturers Life Insurance
                  Company and The Manufacturers Life Insurance Company of
                  America dated June 1, 1988. Incorporated by reference to
                  Exhibit A(8)(a)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(ii)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(iii) Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(iv)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(v)   Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(vi)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(b) Specimen Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998.

     A(8)(c)(i)   Service Agreement between The Manufacturers Life Insurance
                  Company and ManEquity, Inc. dated January 2, 1991.
                  Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(c)(ii)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and ManEquity, Inc. dated March 1, 1994. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(10)(a)(i)  Specimen Application for Flexible Premium Variable Life
                  Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 3 to the registration statement on Form S-6, file number 33-77256, filed April 26, 1996.


     A(10)(a)(ii) Specimen Rider for Flexible Premium Survivorship Variable Life
                  Insurance Policy - Filed Herein


     A(10)(b) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 5 to the registration statement on Form S-6, file number 33-77256, filed December 23, 1996.

2.  Consents of the following:
         A. Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit 2.A to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-66303, filed February 5, 1999.


         B. Opinion and consent of Brian Koop, Assistant Vice-President and Pricing Actuary of The Manufacturers Life Insurance Company of America - To Be Filed By Amendment



         C.  Consent of Ernst & Young LLP - To Be Filed By Amendment


3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

4.  Not applicable.

6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit 6 to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-66303, filed February 5, 1999.


7. Powers of Attorney. Incorporated by reference to Exhibit 1 to post effective amendment no. 1 to the registration statement on Form S-6, file number 333-69719, filed February 25, 2000.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 the Registrant, and the Depositor, have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of the depositor to be hereunto affixed and attested, all in the City of Toronto, Province of Ontario, Canada, on this 25th day of February, 2000.


SEPARATE ACCOUNT THREE OF
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
(Depositor)


By: /s/ Donald A. Guloien
   ----------------------
DONALD A. GULOIEN
President

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA


By: /s/ Donald A. Guloien
   ----------------------
DONALD A. GULOIEN
President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of l933, this amended registration statement has been signed by the following persons in the capacities indicated on this 25th day of February.




Signature                                            Title

*                                                    Chairman and Director
----------------------
JOHN D. RICHARDSON


/s/ Donald A. Guloien                                President and Director
----------------------
DONALD A. GULOIEN                                    (Principal Executive
                                                     Officer)


*
----------------------
SANDRA M. COTTER                                     Director


/s/ James D. Gallagher                               Director
----------------------
JAMES D. GALLAGHER


*----------------------                              Director
JAMES O'MALLEY


*                                                    Director
----------------------
JOSEPH J. PIETROSKI


*                                                    Director
----------------------
THEODORE KILKUSKIE, JR.


/s/ Denis Turner                                     Vice President and
----------------------                               Treasurer
DENIS TURNER                                         (Principal Financial
                                                     and Accounting Officer)


*/s/ James D. Gallagher
-----------------------
JAMES D. GALLAGHER
  Pursuant to Power of Attorney

EXHIBIT INDEX


Item No.          Description
--------          -----------
1A(10)(a)(ii)     Specimen Rider for Flexible Premium Survivorship
                  Variable Life Insurance Policy